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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002


                           AMERICAN TOWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  001-14195                  65-0723837
       (State or Other              (Commission                (IRS Employer
Jurisdiction of Incorporation)      File Number)            Identification No.)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 375-7500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

On October 23, 2002, American Tower Corporation (the "Company") issued a press release announcing that the Company had amended certain provisions of the loan agreement for its senior secured credit facilities. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. Attached as Exhibit 10.1 to this Form 8-K is a copy of the Seventh Amendment to Amended and Restated Loan Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit   Item
-------   ----

10.1 Seventh Amendment to Amended and Restated Loan Agreement, dated as of October 18, 2002.

99.1      Press release, dated October 23, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN TOWER CORPORATION
                                               (Registrant)


Date:      October 23, 2002            By:  /s/ Justin D. Benincasa
                                            ----------------------------------
                                            Name:   Justin D. Benincasa
                                            Title:  Senior Vice President and
                                                    Corporate Controller






                                  EXHIBIT INDEX

Exhibit  Item
-------  ----

10.1 Seventh Amendment to Amended and Restated Loan Agreement, dated as of October 18, 2002.

99.1     Press release, dated October 23, 2002.